Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of MACY’S, INC., a Delaware corporation (“Macy’s”), hereby constitutes and appoints DENNIS J. BRODERICK, ANN MUNSON STEINES, CHRISTOPHER M. KELLY and LINDA J. BALICKI, or any of them, his or her true and lawful attorney or attorneys-in-fact, with full power of substitution and resubstitution, to do any and all acts and things and execute any and all instruments or documents which said attorney or attorneys-in-fact, or any of them, may deem necessary or advisable or which may be required in connection with the filing with the Securities and Exchange Commission (the “SEC”) of a Registration Statement on Form S-3 (the “Registration Statement”) (and any abbreviated registration statement relating thereto permitted pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Securities Act”)) for the purposes of registering guarantees of debt securities of Macy’s Retail Holdings, Inc., common stock, preferred stock, depositary shares, warrants, purchase contracts and/or units of Macy’s, or any combination of the foregoing securities, and to sign any and all amendments, including any or all post-effective amendments and supplements to the Registration Statement (and any such abbreviated registration statement), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC, granting unto said attorney or attorneys-in-fact, or each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to accomplish the foregoing, as fully to all intents and purposes as he or she might or could in person, hereby ratifying and confirming all that said attorneys-in-fact, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in counterparts and all such duly executed counterparts shall together constitute the same instrument. Except as otherwise specifically provided herein, the power of attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that each of the undersigned has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney any of the undersigned may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

The “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” statements below are required under the New York General Obligations Law. Notwithstanding anything to the contrary contained therein, this Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorneys-in-fact and agents the authority to spend the undersigned’s money or sell or dispose of the undersigned’s property.

CAUTION TO THE PRINCIPAL:

Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) powers to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar powers. When your agent exercises these powers, he or she must act according to any instructions you have provided, or, where there are no specific instructions, in your best interest. “Important Information for the Agent” near the end of this document describes your agent’s responsibilities. Your agent can act on your behalf only after signing the Power of Attorney before a notary public. You can request information from your agent at any time. You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly. Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this. The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us. If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this power of attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the power of attorney is terminated or revoked. You must: (1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest; (2) avoid conflicts that would impair your ability to act in the principal’s best interest; (3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law; (4) keep a record of all receipts, payments, and transactions conducted for the principal; and (5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in the following manner: (Principal’s Name) by (Your Signature) as Agent.

You may not use the principal’s assets to benefit yourself or give gifts to yourself or anyone else unless there is a Statutory Major Gifts Rider attached to this Power of Attorney that specifically gives you that authority. If you have that authority, you must act according to any instructions of the principal, or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 4th day of December, 2009.

/s/ Joel A. Belsky
Joel A. Belsky Executive Vice President and Controller

State of New York)

County of New York) ss.:

On the 4th day of December in the year before me, the undersigned, personally appeared Joel A. Belsky, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Denise Pilgrim
Signature and Office of individual taking acknowledgment

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 4th day of December, 2009.

/s/ Stephen F. Bollenbach
Stephen F. Bollenbach Director

State of New York)

County of New York) ss.:

On the 4th day of December in the year before me, the undersigned, personally appeared Stephen F. Bollenbach, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Denise Pilgrim
Signature and Office of individual taking acknowledgment

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 4th day of December, 2009.

/s/ Deirdre P. Connelly
Deirdre P. Connelly Director

State of New York)

County of New York) ss.:

On the 4th day of December in the year before me, the undersigned, personally appeared Deirde P. Connelly, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Denise Pilgrim
Signature and Office of individual taking acknowledgment

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 4th day of December, 2009.

/s/ Meyer Feldberg
Meyer Feldberg Director

State of New York)

County of New York) ss.:

On the 4th day of December in the year before me, the undersigned, personally appeared Meyer Feldberg, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Denise Pilgrim
Signature and Office of individual taking acknowledgment

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 4th day of December, 2009.

/s/ Karen M. Hoguet
Karen M. Hoguet Chief Financial Officer

State of New York)

County of New York) ss.:

On the 4th day of December in the year before me, the undersigned, personally appeared Karen M. Hoguet, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Denise Pilgrim
Signature and Office of individual taking acknowledgment

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 4th day of December, 2009.

/s/ Sara Levinson
Sara Levinson Director

State of New York)

County of New York) ss.:

On the 4th day of December in the year before me, the undersigned, personally appeared Sara Levinson, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Denise Pilgrim
Signature and Office of individual taking acknowledgment

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 4th day of December, 2009.

/s/ Terry J. Lundgren
Terry J. Lundgren Chairman of the Board, President and Chief Executive Officer and Director

State of New York)

County of New York) ss.:

On the 4th day of December in the year before me, the undersigned, personally appeared Terry J. Lundgren, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Denise Pilgrim
Signature and Office of individual taking acknowledgment

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 4th day of December, 2009.

/s/ Joseph Neubauer
Joseph Neubauer Director

State of New York)

County of New York) ss.:

On the 4th day of December in the year before me, the undersigned, personally appeared Joseph Neubauer, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Denise Pilgrim
Signature and Office of individual taking acknowledgment

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 4th day of December, 2009.

/s/ Joseph A. Pichler
Joseph A. Pichler Director

State of New York)

County of New York) ss.:

On the 4th day of December in the year before me, the undersigned, personally appeared Joseph A. Pichler, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Denise Pilgrim
Signature and Office of individual taking acknowledgment

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 4th day of December, 2009.

/s/ Joyce M. Roché
Joyce M. Roché Director

State of New York)

County of New York) ss.:

On the 4th day of December in the year before me, the undersigned, personally appeared Joyce M. Roché, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Denise Pilgrim
Signature and Office of individual taking acknowledgment

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 4th day of December, 2009.

/s/ Karl M. von der Heyden
Karl M. von der Heyden Director

State of New York)

County of New York) ss.:

On the 4th day of December in the year before me, the undersigned, personally appeared Karl M. von der Heyden , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Denise Pilgrim
Signature and Office of individual taking acknowledgment

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 4th day of December, 2009.

/s/ Craig E. Weatherup
Craig E. Weatherup Director

State of New York)

County of New York) ss.:

On the 4th day of December in the year before me, the undersigned, personally appeared Craig E. Weatherup, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Denise Pilgrim
Signature and Office of individual taking acknowledgment

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 4th day of December, 2009.

/s/ Marna C. Whittington
Marna C. Whittington Director

State of New York)

County of New York) ss.:

On the 4th day of December in the year before me, the undersigned, personally appeared Marna C. Whittington, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Denise Pilgrim
Signature and Office of individual taking acknowledgment

I, Dennis J. Broderick, have read the foregoing Power of Attorney. I am a person identified therein as an agent for the principals named therein. I acknowledge my legal responsibilities to the principals.

Agent signs here: ==>	/s/ Dennis J. Broderick

State of New York)

County of New York) ss.:

On the 4th day of December in the year before me, the undersigned, personally appeared Dennis J. Broderick, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Denise Pilgrim
Signature and Office of individual taking acknowledgment

I, Ann Munson Steines, have read the foregoing Power of Attorney. I am a person identified therein as an agent for the principals named therein. I acknowledge my legal responsibilities to the principals.

Agent signs here: ==>	/s/ Ann Munson Steines

State of Ohio)

County of Hamilton) ss.:

On the 4th day of December in the year before me, the undersigned, personally appeared Ann Munson Steines, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Tracy L. Hughes
Signature and Office of individual taking acknowledgment

I, Christopher M. Kelly, have read the foregoing Power of Attorney. I am a person identified therein as an agent for the principals named therein. I acknowledge my legal responsibilities to the principals.

Agent signs here: ==>	/s/ Christopher M. Kelly

State of Ohio)

County of Hamilton) ss.:

On the 4th day of December in the year before me, the undersigned, personally appeared Christopher M. Kelly, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Tracy L. Hughes
Signature and Office of individual taking acknowledgment

I, Linda J. Balicki, have read the foregoing Power of Attorney. I am a person identified therein as an agent for the principals named therein. I acknowledge my legal responsibilities to the principals.

Agent signs here: ==>	/s/ Linda J. Balicki

State of Missouri)

County of St. Louis) ss.:

On the 4th day of December in the year before me, the undersigned, personally appeared Linda J. Balicki, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Sarah Jane Westover
Signature and Office of individual taking acknowledgment